Exhibit 99.1

Press Release — For Immediate Release
January 26, 2017

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2016 Earnings

Williamsport, PA — January 26, 2017 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by loan and deposit growth, achieving net income of $12,475,000 for the twelve months ended December 31, 2016 resulting in basic and dilutive earnings per share of $2.64.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains, was $2,657,000 for the three months ended December 31, 2016 compared to $3,156,000 for the same period of 2015. Operating earnings decreased to $11,373,000 for the twelve months ended December 31, 2016 compared to $12,202,000 for the same period of 2015. The 2016 twelve month period included an increase in net non-recurring losses on the sale of other real estate owned of $162,000 compared to the 2015 loss level. Twelve month 2016 expenses were negatively impacted by a mass replacement of debit cards to implement EMV card technology to better protect the security of our customers. The 2016 period also included expenses related to a data breach at a national restaurant chain that impacted our customer base. In addition, the investment portfolio has declined $42,680,000 from December 31, 2015 to December 31, 2016 as part of our strategy to position the balance sheet for a rising rate environment.

•
Operating earnings per share for the three months ended December 31, 2016 were $0.56 for both basic and dilutive, a decrease from $0.66 for the same period of 2015. Operating earnings per share for the twelve months ended December 31, 2016 were $2.40 basic and dilutive compared to $2.56 basic and dilutive for the same period of 2015.

•
Return on average assets was 0.87% for the three months ended December 31, 2016 compared to 1.15% for the corresponding period of 2015. Return on average assets was 0.93% for the twelve months ended December 31, 2016 compared to 1.08% for the corresponding period of 2015.

•
Return on average equity was 8.43% for the three months ended December 31, 2016 compared to 10.73% for the corresponding period of 2015. Return on average equity was 8.96% for the twelve months ended December 31, 2016 compared to 10.11% for the corresponding period of 2015.

“Adding high quality earning assets and continuing to shift revenue from the investment portfolio to the loan portfolio was a top focus during 2016. The growth in home equity products coupled with a decrease in the size of the investment portfolio increased balance sheet protection to a rising rate environment as the duration of the earning asset portfolio was shortened. Another focus during 2016 was debit card fraud. During the past year we replaced all debit cards in order to implement EMV card technology to better protect the security of our customers. We view this action as important both to protect our customers' information and because debit card fraud can impact our bottom line by consuming resources intended for other activities, in addition to the actual monetary cost,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and twelve months ended December 31, 2016 was $2,948,000 and $12,475,000 compared to $3,746,000 and $13,898,000 for the same period of 2015. Results for the three and twelve months ended December 31, 2016 compared to 2015 were impacted by a decrease in after-tax securities gains of $299,000 (from a gain of $590,000 to a gain of $291,000) for the three month periods and a decrease in after-tax securities gains of $594,000 (from a gain of $1,696,000 to a gain of $1,102,000) for the twelve month periods. Basic and dilutive earnings per share for the three and twelve months ended December 31, 2016 were $0.62 and $2.64 compared to $0.79 and $2.91 for the corresponding periods of 2015.  Return on average assets and return on average equity were 0.87% and 8.43% for the three months ended December 31, 2016 compared to 1.15% and 10.73% for the corresponding period of 2015. Return on average assets and return on average equity were 0.93% and 8.96% for the twelve months ended December 31, 2016 compared to 1.08% and 10.11% for the corresponding period of 2015.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2016 was 3.38% and 3.44% compared to 3.55% and 3.61% for the corresponding periods of 2015.  The decline in the net interest margin was driven by a decreasing yield on the investment portfolio due to the continued lower than historical rate environment that limits the yield that we can acquire into the portfolio and our strategic decision to continue repositioning the portfolio through active management in anticipation of a steadily rising rate environment. The impact of the declining investment portfolio yield and decreasing investment portfolio balance was partially offset by a 4.64% growth in gross loans from December 31, 2015 to December 31, 2016. The loan growth was funded by an increase in core deposits and a decrease in the investment portfolio.  Core deposits represent a lower cost funding source than time deposits and comprise 80.06% of total deposits at December 31, 2016 and 78.55% at December 31, 2015.

Assets

Total assets increased $28,533,000 to $1,348,590,000 at December 31, 2016 compared to December 31, 2015.  Net loans increased $47,622,000 to $1,080,785,000 at December 31, 2016 compared to December 31, 2015 primarily due to campaigns related to increasing home equity product market share during 2015 and 2016, growth in the commercial loan portfolio, and the introduction of indirect auto lending during the third quarter of 2016.  The investment portfolio decreased $42,680,000 from December 31, 2015 to December 31, 2016 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio increased to 1.06% at December 31, 2016 from 0.90% at December 31, 2015. This change was primarily the result of a large commercial real estate loan that was placed on non-accrual status causing non-performing loans to increase to $11,626,000 at December 31, 2016 from $9,446,000 at December 31, 2015. The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $344,000 for the twelve months ended December 31, 2016 minimally impacted the allowance for loan losses which was 1.18% of total loans at December 31, 2016. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $63,334,000 to $1,095,214,000 at December 31, 2016 compared to December 31, 2015. Core deposits (total deposits excluding time deposits) increased $66,335,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $23,194,000 to $303,277,000 at December 31, 2016 compared to December 31, 2015.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity increased $1,970,000 to $138,249,000 at December 31, 2016 compared to December 31, 2015.  Since December 31, 2015, treasury stock purchases of $574,000 for 14,600 shares were completed as part of the stock repurchase plan. The change in accumulated other comprehensive loss from $3,799,000 at December 31, 2015 to $4,928,000 at December 31, 2016 is a result of an increase in unrealized losses on available for sale securities from an unrealized gain of $258,000 at December 31, 2015 to an unrealized loss of $639,000 at December 31, 2016.  The amount of accumulated other comprehensive loss at December 31, 2016 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in a increase in the net loss of $232,000 to $4,289,000 at December 31, 2016.  The current level of shareholders’ equity equates to a book value per share of $29.20 at December 31, 2016 compared to $28.71 at December 31, 2015 and an equity to asset ratio of 10.25% at December 31, 2016 compared to 10.32% at December 31, 2015.  Excluding goodwill and intangibles, book value per share was $25.21 at December 31, 2016 compared to $24.84 at December 31, 2015.  Dividends declared for each of the three and twelve months ended December 31, 2016 and 2015 were $0.47 and $1.88 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fifteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2016	2015	% Change
ASSETS
Noninterest-bearing balances	$26,766	$22,044	21.42%
Interest-bearing balances in other financial institutions	16,905	752	2,148.01%
Total cash and cash equivalents	43,671	22,796	91.57%

Investment securities, available for sale, at fair value	133,492	176,157	(24.22)%
Investment securities, trading	58	73	(20.55)%
Loans held for sale	1,953	757	157.99%
Loans	1,093,681	1,045,207	4.64%
Allowance for loan losses	(12,896)	(12,044)	7.07%
Loans, net	1,080,785	1,033,163	4.61%
Premises and equipment, net	24,275	21,830	11.20%
Accrued interest receivable	3,672	3,686	(0.38)%
Bank-owned life insurance	27,332	26,667	2.49%
Investment in limited partnerships	586	899	(34.82)%
Goodwill	17,104	17,104	—%
Intangibles	1,799	1,240	45.08%
Deferred tax asset	8,397	8,990	(6.60)%
Other assets	5,466	6,695	(18.36)%
TOTAL ASSETS	$1,348,590	$1,320,057	2.16%

LIABILITIES
Interest-bearing deposits	$791,937	$751,797	5.34%
Noninterest-bearing deposits	303,277	280,083	8.28%
Total deposits	1,095,214	1,031,880	6.14%

Short-term borrowings	13,241	46,638	(71.61)%
Long-term borrowings	85,998	91,025	(5.52)%
Accrued interest payable	455	426	6.81%
Other liabilities	15,433	13,809	11.76%
TOTAL LIABILITIES	1,210,341	1,183,778	2.24%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,007,109 and 5,004,984 shares issued	41,726	41,708	0.04%
Additional paid-in capital	50,075	49,992	0.17%
Retained earnings	61,610	58,038	6.15%
Accumulated other comprehensive loss:
Net unrealized (loss) gain on available for sale securities	(639)	258	(347.67)%
Defined benefit plan	(4,289)	(4,057)	(5.72)%
Treasury stock at cost, 272,452 and 257,852 shares	(10,234)	(9,660)	5.94%
TOTAL SHAREHOLDERS’ EQUITY	138,249	136,279	1.45%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,348,590	$1,320,057	2.16%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2016	2015	% Change	2016	2015	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$10,694	$10,197	4.87%	$42,056	$39,134	7.47%
Investment securities:
Taxable	600	698	(14.04)%	2,424	3,426	(29.25)%
Tax-exempt	296	608	(51.32)%	1,498	2,795	(46.40)%
Dividend and other interest income	168	172	(2.33)%	835	769	8.58%
TOTAL INTEREST AND DIVIDEND INCOME	11,758	11,675	0.71%	46,813	46,124	1.49%

INTEREST EXPENSE:
Deposits	923	801	15.23%	3,547	3,129	13.36%
Short-term borrowings	5	38	(86.84)%	46	116	(60.34)%
Long-term borrowings	493	498	(1.00)%	1,974	1,974	—%
TOTAL INTEREST EXPENSE	1,421	1,337	6.28%	5,567	5,219	6.67%

NET INTEREST INCOME	10,337	10,338	(0.01)%	41,246	40,905	0.83%

PROVISION FOR LOAN LOSSES	330	480	(31.25)%	1,196	2,300	(48.00)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,007	9,858	1.51%	40,050	38,605	3.74%

NON-INTEREST INCOME:
Service charges	571	611	(6.55)%	2,249	2,383	(5.62)%
Securities gains, available for sale	437	879	(50.28)%	1,611	2,592	(37.85)%
Securities gains (losses), trading	4	15	(73.33)%	58	(22)	363.64%
Bank-owned life insurance	167	179	(6.70)%	684	720	(5.00)%
Gain on sale of loans	411	438	(6.16)%	2,102	1,743	20.60%
Insurance commissions	191	158	20.89%	795	781	1.79%
Brokerage commissions	281	228	23.25%	1,098	1,064	3.20%
Other	794	803	(1.12)%	3,516	3,504	0.34%
TOTAL NON-INTEREST INCOME	2,856	3,311	(13.74)%	12,113	12,765	(5.11)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,380	3,950	10.89%	17,813	17,023	4.64%
Occupancy	593	527	12.52%	2,223	2,248	(1.11)%
Furniture and equipment	751	698	7.59%	2,793	2,622	6.52%
Pennsylvania shares tax	175	243	(27.98)%	873	954	(8.49)%
Amortization of investments in limited partnerships	46	165	(72.12)%	312	661	(52.80)%
Federal Deposit Insurance Corporation deposit insurance	97	213	(54.46)%	767	867	(11.53)%
Marketing	172	178	(3.37)%	740	612	20.92%
Intangible amortization	89	76	17.11%	366	311	17.68%
Other	2,322	2,267	2.43%	9,204	8,438	9.08%
TOTAL NON-INTEREST EXPENSE	8,625	8,317	3.70%	35,091	33,736	4.02%
INCOME BEFORE INCOME TAX PROVISION	4,238	4,852	(12.65)%	17,072	17,634	(3.19)%
INCOME TAX PROVISION	1,290	1,106	16.64%	4,597	3,736	23.05%
NET INCOME	$2,948	$3,746	(21.30)%	$12,475	$13,898	(10.24)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.62	$0.79	(21.52)%	$2.64	$2.91	(9.28)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,734,304	4,746,910	(0.27)%	4,735,457	4,772,239	(0.77)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.88	$1.88	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	December 31, 2016			December 31, 2015
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$43,039	$420	3.88%	$52,329	$485	3.68%
All other loans	1,038,973	10,417	3.99%	967,751	9,877	4.05%
Total loans	1,082,012	10,837	3.98%	1,020,080	10,362	4.03%

Taxable securities	92,611	728	3.14%	108,835	867	3.19%
Tax-exempt securities	45,735	449	3.93%	77,447	921	4.76%
Total securities	138,346	1,177	3.40%	186,282	1,788	3.84%

Interest-bearing deposits	31,176	40	0.51%	3,463	3	0.34%

Total interest-earning assets	1,251,534	12,054	3.83%	1,209,825	12,153	3.99%

Other assets	99,837			97,197

TOTAL ASSETS	$1,351,371			$1,307,022

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$152,109	15	0.04%	$143,774	14	0.04%
Super Now deposits	177,918	101	0.23%	177,733	112	0.25%
Money market deposits	247,876	178	0.29%	204,092	129	0.25%
Time deposits	220,967	629	1.13%	224,435	546	0.97%
Total interest-bearing deposits	798,870	923	0.46%	750,034	801	0.42%

Short-term borrowings	13,291	5	0.15%	47,212	38	0.32%
Long-term borrowings	89,151	493	2.17%	91,025	498	2.14%
Total borrowings	102,442	498	1.91%	138,237	536	1.52%

Total interest-bearing liabilities	901,312	1,421	0.62%	888,271	1,337	0.59%

Demand deposits	292,955			262,599
Other liabilities	17,232			16,455
Shareholders’ equity	139,872			139,697

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,351,371			$1,307,022
Interest rate spread			3.21%			3.40%
Net interest income/margin		$10,633	3.38%		$10,816	3.55%

	Three Months Ended December 31,
	2016	2015
Total interest income	$11,758	$11,675
Total interest expense	1,421	1,337
Net interest income	10,337	10,338
Tax equivalent adjustment	296	478
Net interest income (fully taxable equivalent)	$10,633	$10,816

	Twelve Months Ended
	December 31, 2016			December 31, 2015
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$47,782	$1,852	3.87%	$43,395	$1,679	3.87%
All other loans	1,009,384	40,834	4.05%	932,179	38,026	4.08%
Total loans	1,057,166	42,686	4.04%	975,574	39,705	4.07%

Taxable securities	94,887	3,072	3.24%	127,052	4,183	3.29%
Tax-exempt securities	53,638	2,270	4.23%	83,293	4,235	5.08%
Total securities	148,525	5,342	3.60%	210,345	8,418	4.00%

Interest-bearing deposits	36,592	187	0.51%	4,238	12	0.28%

Total interest-earning assets	1,242,283	48,215	3.88%	1,190,157	48,135	4.04%

Other assets	99,500			97,103

TOTAL ASSETS	$1,341,783			$1,287,260

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$151,397	58	0.04%	$143,055	56	0.04%
Super Now deposits	187,106	458	0.24%	187,396	491	0.26%
Money market deposits	238,175	648	0.27%	207,252	554	0.27%
Time deposits	221,498	2,383	1.08%	220,360	2,028	0.92%
Total interest-bearing deposits	798,176	3,547	0.44%	758,063	3,129	0.41%

Short-term borrowings	18,518	46	0.25%	38,909	116	0.30%
Long-term borrowings	90,554	1,974	2.14%	84,721	1,974	2.30%
Total borrowings	109,072	2,020	1.82%	123,630	2,090	1.67%

Total interest-bearing liabilities	907,248	5,567	0.61%	881,693	5,219	0.59%

Demand deposits	279,130			251,029
Other liabilities	16,152			17,047
Shareholders’ equity	139,253			137,491

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,341,783			$1,287,260
Interest rate spread			3.27%			3.45%
Net interest income/margin		$42,648	3.44%		$42,916	3.61%

	Twelve Months Ended December 31,
	2016	2015
Total interest income	$46,813	$46,124
Total interest expense	5,567	5,219
Net interest income	41,246	40,905
Tax equivalent adjustment	1,402	2,011
Net interest income (fully taxable equivalent)	$42,648	$42,916

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Operating Data
Net income	$2,948	$3,059	$3,390	$3,078	$3,746
Net interest income	10,337	10,247	10,288	10,374	10,338
Provision for loan losses	330	258	258	350	480
Net security gains	441	261	492	475	894
Non-interest income, excluding net security gains	2,415	2,821	2,686	2,522	2,417
Non-interest expense	8,625	8,739	8,666	9,061	8,317

Performance Statistics
Net interest margin	3.38%	3.37%	3.42%	3.57%	3.55%
Annualized return on average assets	0.87%	0.91%	1.00%	0.94%	1.15%
Annualized return on average equity	8.43%	8.69%	9.77%	8.95%	10.73%
Annualized net loan charge-offs (recoveries) to average loans	0.06%	0.02%	0.05%	—%	(0.03)%
Net charge-offs (recoveries)	152	57	123	12	(75)
Efficiency ratio	66.9%	66.2%	66.0%	69.6%	64.6%

Per Share Data
Basic earnings per share	$0.62	$0.65	$0.72	$0.65	$0.79
Diluted earnings per share	0.62	0.65	0.72	0.65	0.79
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.20	29.56	29.45	29.09	28.71
Common stock price:
High	52.03	44.75	44.70	41.32	45.28
Low	41.00	40.34	37.82	36.73	40.47
Close	50.50	44.46	41.99	38.54	42.46
Weighted average common shares:
Basic	4,734	4,734	4,733	4,741	4,747
Fully Diluted	4,734	4,734	4,733	4,741	4,747
End-of-period common shares:
Issued	5,007	5,007	5,006	5,006	5,005
Treasury	272	272	272	272	258

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Financial Condition Data:
General
Total assets	$1,348,590	$1,347,412	$1,346,482	$1,318,137	$1,320,057
Loans, net	1,080,785	1,056,762	1,041,602	1,028,870	1,033,163
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,799	1,889	1,979	2,078	1,240
Total deposits	1,095,214	1,088,297	1,084,867	1,059,581	1,031,880
Noninterest-bearing	303,277	295,599	274,002	269,362	280,083

Savings	153,788	150,822	152,540	153,217	144,561
NOW	174,653	175,767	190,890	190,168	176,078
Money Market	245,121	244,138	246,712	226,659	209,782
Time Deposits	218,375	221,971	220,723	220,175	221,376
Total interest-bearing deposits	791,937	792,698	810,865	790,219	751,797

Core deposits*	876,839	866,326	864,145	839,406	810,504
Shareholders’ equity	138,249	139,935	139,394	137,663	136,279

Asset Quality
Non-performing loans	$11,626	$11,530	$11,626	$11,648	$9,446
Non-performing loans to total assets	0.86%	0.86%	0.86%	0.88%	0.72%
Allowance for loan losses	12,896	12,718	12,517	12,382	12,044
Allowance for loan losses to total loans	1.18%	1.19%	1.19%	1.19%	1.15%
Allowance for loan losses to non-performing loans	110.92%	110.30%	107.66%	106.30%	127.50%
Non-performing loans to total loans	1.06%	1.08%	1.10%	1.12%	0.90%

Capitalization
Shareholders’ equity to total assets	10.25%	10.39%	10.35%	10.44%	10.32%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2016	2015	2016	2015
GAAP net income	$2,948	$3,746	$12,475	$13,898
Less: net securities gains, net of tax	291	590	1,102	1,696
Non-GAAP operating earnings	$2,657	$3,156	$11,373	$12,202

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Return on average assets (ROA)	0.87%	1.15%	0.93%	1.08%
Less: net securities gains, net of tax	0.08%	0.18%	0.08%	0.13%
Non-GAAP operating ROA	0.79%	0.97%	0.85%	0.95%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Return on average equity (ROE)	8.43%	10.73%	8.96%	10.11%
Less: net securities gains, net of tax	0.83%	1.69%	0.79%	1.24%
Non-GAAP operating ROE	7.60%	9.04%	8.17%	8.87%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Basic earnings per share (EPS)	$0.62	$0.79	$2.64	$2.91
Less: net securities gains, net of tax	0.06	0.13	0.24	0.35
Non-GAAP basic operating EPS	$0.56	$0.66	$2.40	$2.56

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Dilutive EPS	$0.62	$0.79	$2.64	$2.91
Less: net securities gains, net of tax	0.06	0.13	0.24	0.35
Non-GAAP dilutive operating EPS	$0.56	$0.66	$2.40	$2.56